JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited)

Investments	Shares (000)	Value ($000)
COMMON STOCKS — 98.9%

Apartments — 31.8%
American Homes 4 Rent, Class A, REIT	893	22,551
Camden Property Trust, REIT	536	49,108
Equity LifeStyle Properties, Inc., REIT	907	56,526
Invitation Homes, Inc., REIT	1,920	50,489
Mid-America Apartment Communities, Inc., REIT	419	48,810
National Retail Properties, Inc., REIT	633	19,859
Realty Income Corp., REIT	875	48,410
Sun Communities, Inc., REIT	343	47,056
UDR, Inc., REIT	1,016	37,572

		380,381

Diversified — 4.5%
Cousins Properties, Inc., REIT	645	20,078
Weyerhaeuser Co., REIT	285	5,754
WP Carey, Inc., REIT	474	28,383

		54,215

Health Care — 14.7%
Healthpeak Properties, Inc., REIT	2,041	50,295
Ventas, Inc., REIT	1,550	54,177
Welltower, Inc., REIT	1,426	72,246

		176,718

Hotels — 4.5%
DiamondRock Hospitality Co., REIT	860	5,151
Hilton Worldwide Holdings, Inc.	93	7,369
Host Hotels & Resorts, Inc., REIT	2,557	30,533
MGM Growth Properties LLC, Class A, REIT	201	5,571
Pebblebrook Hotel Trust, REIT	432	5,901

		54,525

Industrial — 28.1%
CoreSite Realty Corp., REIT	99	12,403
CyrusOne, Inc., REIT	193	14,345
Digital Realty Trust, Inc., REIT	231	33,100
Equinix, Inc., REIT	169	117,918
Prologis, Inc., REIT	1,564	143,116
Terreno Realty Corp., REIT	309	15,835

		336,717

Office — 7.2%
Columbia Property Trust, Inc., REIT	348	4,430
Hudson Pacific Properties, Inc., REIT	742	17,935
JBG SMITH Properties, REIT	926	27,535
VEREIT, Inc., REIT	6,763	37,059

		86,959

Shopping Centers — 6.6%
Acadia Realty Trust, REIT	435	5,102
Brixmor Property Group, Inc., REIT	1,785	19,920
Federal Realty Investment Trust, REIT	177	14,174
Weingarten Realty Investors, REIT	2,221	39,715

		78,911

Storage — 1.5%
Rexford Industrial Realty, Inc., REIT	453	18,038

TOTAL COMMON STOCKS (Cost $1,121,065)		1,186,464

SHORT-TERM INVESTMENTS — 1.0%

INVESTMENT COMPANIES — 1.0%
JPMorgan Prime Money Market Fund Class IM Shares, 0.52%(a)(b)(Cost $12,573)	12,567	12,580

Total Investments — 99.9% (Cost $1,133,638)		1,199,044
Other Assets Less Liabilities — 0.1%		974

Net Assets — 100.0%		1,200,018

Percentages indicated are based on net assets.

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF MAY 31, 2020 (Unaudited) (continued)

Abbreviations
REIT	Real Estate Investment Trust
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of May 31, 2020.

A. Valuation of Investments – Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

J.P. Morgan Investment Management Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,199,044	$–	$–	$1,199,044

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Investment Transactions with Affiliates – The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below. Amounts in the table below are in thousands.

For the period ended May 31, 2020
Security Description	Value at February 29, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at May 31, 2020	Shares at May 31, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.52%(a)(b)	$47,563	$163,006	$197,998	$12	$(3)	$12,580	12,567	$46	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of May 31, 2020.